UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

Ezagoo Limited

(Exact name of Registrant as specified in its charter)

NEVADA	333-228681	30-1077936
(State or incorporation)	(Commission File Number)	(IRS Employer Identification Number)

YIJIAREN BUSINESS HOTEL NO. 168, TONG ZI PO XI LU,

YUELU DISTRICT CHANGSHA,

HUNAN 410205, CHINA

(Address of principal executive offices, zip code)

Tel: (+86) 139 751 09168

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

EZAGOO LIMITED is filing this Current Report on Form 8-K/A (Amendment No.1) for the purpose of modifying the exhibit 99.1, CONSENT IN WRITING OF BOARDS OF DIRECTORS OF LEADER EZAGOO LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING that previously filed on Form 8-K with the Securities and Exchange Commission on September 23, 2019.

On September 19, 2019, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated September 19, 2019, that had been declared effective by the Securities and Exchange Commission on May 13, 2019. The Offering resulting in 24,956,826 shares of common stock being sold at $0.02 per share for a total of $499,136.52.

We find some names of shareholders have spelling error. Please find the following names of shareholders have been corrected: Wenqing Yang, Yongzhong Qiu, Yanguang Zhong , Zhenyong Zhou , Xiaoyun Huang , Chaohui Yu and Yun Luo. Besides, Bokui Shen has been removed

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF EZAGOO LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EZAGOO LIMITED
(Name of Registrant)

Date: October 8, 2019

	By:	/s/ Xiaohao Tan
	Name:	Xiaohao Tan
	Title:	President, Secretary, Treasurer, Director

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF EZAGOO LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING